UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED

SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2010

Date of reporting period: November 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Balanced Shares

November 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 25, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the annual reporting period ended November 30, 2010.

Investment Objective and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities including US Government and corporate fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. Normally, the Fund’s investments will consist of about 40% in fixed-income securities, but these securities may comprise up to 60% of its investments. The Fund will not purchase a security if, as a result, less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”)). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as AllianceBernstein L.P (the “Adviser”) deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-US issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund compared with its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index, respectively, for the six-and 12-month periods ended November 30, 2010. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Fund is managed by the Balanced Shares Investment Team, comprised of the Relative Value Investment Team and the US Investment Grade Core Fixed-Income Team.

All of the Fund’s share classes outperformed the Composite for the six- and 12-month periods ended November 30, 2010, without sales charges. All of the Fund’s share classes

ALLIANCEBERNSTEIN BALANCED SHARES •	1

underperformed the Lipper Average during the 12-month period ended November 30, 2010. For the annual period, the equity allocation of the Fund outperformed, helped by solid stock selection. This was particularly evident in the telecommunications sector, where returns benefited from the Fund’s investment in Qwest Communications, which is being acquired by CenturyTel. Other contributors included cable provider, Comcast and diversified industrial manufacturer, Dover. The Fund’s investment in BP was the largest detractor to equity performance as investors punished the stock in the wake of the Gulf spill. The research of the Fund’s Relative Value Investment Team was originally attracted to BP because of its combination of best in class production growth and low valuation. The Relative Value Investment Team continues to believe that BP is attractively valued. The company has been aggressively disposing of non-essential assets at very attractive prices to fund liability payments and future liability risk. Other detractors included asset management firm Blackrock and pharmaceutical firm Amgen. Questions around reform, slow US Food and Drug Administration drug approval inertia, and overseas product pricing pressure all contributed to continued malaise within the health care sector.

For the six-month period ended November 30, 2010, all of the Fund’s share classes outperformed the benchmark, without sales charges. All of the Fund’s share classes underperformed the Lipper Average for the six-month period ended November 30, 2010. The equity allocation was helped by strong stock selection across most sectors. Detracting was stock selection in the energy sector.

The fixed income allocation of the Fund outperformed its benchmark for both reporting periods, without sales charges. For the 12-month period ended November 30, 2010, overall security selection, sector allocation and yield curve positioning all contributed positively. An overweight to higher beta holdings within the corporate allocation, specifically financials, contributed positively to relative performance. Beta is a measure of an investment’s volatility in comparison to the market as a whole. Security selection within the Fund’s commercial mortgage-backed securities (CMBS) and asset backed securities was also a strong positive. The Fund’s overweight to CMBS and investment grade corporates, which rebounded during the reporting period, was positive, as was an underweight to government issues. Within the fixed-income allocation’s yield curve positioning, an overweight to the five- to 10-year area of the yield curve contributed positively. For the six-month period ended November 30, 2010, attribution was identical except for security selection within the CMBS holdings, which did not have a material impact.

The Fund did not utilize leverage or derivatives during the reporting period.

Market Review and Investment Strategy

Despite fits and starts, the global economic recovery continued in 2010

2	• ALLIANCEBERNSTEIN BALANCED SHARES

driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy, however, rose in the second quarter of 2010 dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety along with renewed concern about Ireland.

With government bond yields still very low by historical standards, the fixed income allocation of the Fund continued to hold overweight allocations to investment grade corporate bonds and CMBS and maintain exposure to high yield and bank loans. From a fundamental perspective, the US Investment Grade Core Fixed Income Team continues to see a positive outlook for corporates and consequently still sees credit as offering good value.

Earnings continued to be strong with almost three quarters of companies in the S&P 500 Index beating earnings estimates in the third quarter. Revenues have also been running strong. While the US Investment Grade Core Fixed Income Team remains confident that the global economic recovery, powered by strong growth in emerging market economies should remain on track, a host of uncertainties are likely to keep financial-market volatility high.

Equity markets, as represented by the S&P 500 Index, posted solid returns during the reporting period, although markets were volatile. Equities fell in the beginning of 2010 on mixed economic news as well as growing concerns about Greece’s sovereign debt crisis and policies in various countries that investors feared could slow the economic recovery. Then a sharp rebound began in early February, amid signs of accelerating global economic growth and improving corporate earnings, large mergers and acquisitions, plus signals that European governments would support Greece. Equities again saw declines in May and June, as investor fears reemerged, reflecting apprehension about sovereign debt risks in Europe, regulatory uncertainties and moderating growth expectations in China. Markets regained strength in September and October on optimistic economic data.

The Fund’s relative-value investment process balances valuation with quality (fundamental business success) and momentum. This approach tends to work well over time, but not in all

ALLIANCEBERNSTEIN BALANCED SHARES •	3

environments. The Fund’s investment philosophy makes the Relative Value Investment Team reluctant to make investments in companies for which fundamental outcomes are highly dependent on the market’s current extreme conditions returning to normal.

The Relative Value Investment Team’s conviction in its current strategy is bolstered by research and experience showing that relative-value characteristics have historically outperformed after periods of strong deep-value leadership. The equity allocation currently has a modest tilt to cyclical sectors, with a large overweight in technology and more moderate overweights in industrials and consumer sectors, relative to the benchmark.

Typically, the Relative Value Investment Team only purchases companies with very cyclically sensitive earnings if research shows they have the balance- sheet strength to see them through the downturn. The equity allocation also retains a significant underweight in financials. The equity allocation’s largest active weights versus its benchmark are a diverse array of mostly high-quality and high-yielding investments. Of course, trading off valuation, quality and momentum can lead to buying lower-quality stocks, if their valuations are sufficiently low and the Relative Value Investment Team’s research gives it confidence that an investment would be prudent.

4	• ALLIANCEBERNSTEIN BALANCED SHARES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged Barclays Capital US Aggregate Bond Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the US. The Barclays Capital US Aggregate Bond Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The composite benchmark represents a blended performance barometer consisting of a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index, respectively. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Lipper Mixed-Asset Target Allocation Growth Funds Average consists of funds that have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares*
Class A	8.53%	9.04%

Class B**	8.22%	8.34%

Class C	8.16%	8.29%

Advisor Class†	8.75%	9.41%

Class R†	8.38%	8.81%

Class K†	8.59%	9.18%

Class I†	8.84%	9.64%

Composite Benchmark: 60% Russell 1000 Value Index/40% Barclays Capital US Aggregate Bond Index	5.65%	8.22%

Russell 1000 Value Index	6.48%	8.95%

Barclays Capital US Aggregate Bond Index	3.85%	6.02%

Lipper Mixed-Asset Target Allocation Growth Funds Average	9.19%	9.51%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.07% and 0.20% for the six- and 12-month periods ended November 30, 2010, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/00 TO 11/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/00 to 11/30/10) as compared to the performance of the Fund’s Composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index, respectively, as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	9.04%	4.37%
5 Years	1.26%	0.38%
10 Years	3.59%	3.14%

Class B Shares
1 Year	8.34%	4.34%
5 Years	0.50%	0.50%
10 Years(a)	2.98%	2.98%

Class C Shares
1 Year	8.29%	7.29%
5 Years	0.53%	0.53%
10 Years	2.84%	2.84%

Advisor Class Shares*
1 Year	9.41%	9.41%
5 Years	1.55%	1.55%
10 Years	3.89%	3.89%

Class R Shares*
1 Year	8.81%	8.81%
5 Years	0.96%	0.96%
Since Inception†	3.30%	3.30%

Class K Shares*
1 Year	9.18%	9.18%
5 Years	1.27%	1.27%
Since Inception†	1.57%	1.57%

Class I Shares*
1 Year	9.64%	9.64%
5 Years	1.65%	1.65%
Since Inception†	1.94%	1.94%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.85%, 1.81%, 0.79%, 1.32%, 1.02% and 0.69% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed below.

†	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	6.83%
5 Years	1.02%
10 Years	3.01%

Class B Shares
1 Year	6.79%
5 Years	1.16%
10 Years(a)	2.85%

Class C Shares
1 Year	9.82%
5 Years	1.18%
10 Years	2.71%

Advisor Class Shares†
1 Year	11.97%
5 Years	2.22%
10 Years	3.76%

Class R Shares†
1 Year	11.28%
5 Years	1.62%
Since Inception*	3.76%

Class K Shares†
1 Year	11.73%
5 Years	1.93%
Since Inception*	2.15%

Class I Shares†
1 Year	12.13%
5 Years	2.32%
Since Inception*	2.53%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed below.

†	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2010		Ending Account Value November 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,085.34	$1,019.20	$6.12	$5.92
Class B	$1,000	$1,000	$1,082.16	$1,015.39	$10.07	$9.75
Class C	$1,000	$1,000	$1,081.63	$1,015.59	$9.86	$9.55
Advisor Class	$1,000	$1,000	$1,087.49	$1,020.66	$4.61	$4.46
Class R	$1,000	$1,000	$1,083.81	$1,017.85	$7.52	$7.28
Class K	$1,000	$1,000	$1,085.88	$1,019.40	$5.91	$5.72
Class I	$1,000	$1,000	$1,088.36	$1,021.51	$3.72	$3.60
*	Expenses are equal to the classes’ annualized expense ratios of 1.17%, 1.93%, 1.89%, 0.88%, 1.44%, 1.13% and 0.71%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $596.4

TEN LARGEST HOLDINGS**

November 30, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association.	$35,629,260	6.0%
U.S. Treasury Notes	17,078,042	2.9
JPMorgan Chase & Co.	16,040,997	2.7
Chevron Corp.	15,164,062	2.5
Amgen, Inc.	14,655,723	2.4
Federal Farm Credit Bank	14,274,880	2.4
Exxon Mobil Corp.	14,058,772	2.3
UnitedHealth Group, Inc.	12,289,122	2.1
Comcast Corp. – Class A	11,226,300	1.9
BP PLC (Sponsored ADR)	10,688,000	1.8
	$161,105,158	27.0%

*	All data are as of November 30, 2010. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.6%
Financials – 12.4%
Capital Markets – 2.9%
BlackRock, Inc. – Class A	19,100	$3,113,300
Franklin Resources, Inc.	30,250	3,451,223
Goldman Sachs Group, Inc. (The)	33,750	5,269,725
Northern Trust Corp.	57,000	2,867,100
State Street Corp.	65,630	2,835,216

		17,536,564

Commercial Banks – 1.1%
PNC Financial Services Group, Inc.	58,135	3,130,570
Wells Fargo & Co.	129,050	3,511,450

		6,642,020

Diversified Financial Services – 3.0%
IntercontinentalExchange, Inc.(a)	20,650	2,327,255
JPMorgan Chase & Co.	417,250	15,596,805

		17,924,060

Insurance – 5.4%
ACE Ltd.	179,950	10,530,674
Arch Capital Group Ltd.(a)	32,565	2,940,620
Axis Capital Holdings Ltd.	271,665	9,600,641
Loews Corp.	83,395	3,119,807
Travelers Cos., Inc. (The)	111,350	6,011,786

		32,203,528

		74,306,172

Health Care – 10.7%
Biotechnology – 3.6%
Amgen, Inc.(a)	278,150	14,655,723
Gilead Sciences, Inc.(a)	188,300	6,872,950

		21,528,673

Health Care Providers & Services – 3.3%
AmerisourceBergen Corp. – Class A	122,300	3,772,955
Cardinal Health, Inc.	83,300	2,963,814
Quest Diagnostics, Inc.	29,390	1,449,515
UnitedHealth Group, Inc.	318,900	11,646,228

		19,832,512

Pharmaceuticals – 3.8%
Abbott Laboratories	63,250	2,941,758
Eli Lilly & Co.	82,100	2,763,486
Endo Pharmaceuticals Holdings, Inc.(a)	50,790	1,828,948
Forest Laboratories, Inc.(a)	144,416	4,605,426
Merck & Co., Inc.	122,430	4,220,162
Pfizer, Inc.	364,650	5,940,148

		22,299,928

		63,661,113

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 9.0%
Aerospace & Defense – 3.4%
Honeywell International, Inc.	129,500	$6,437,445
ITT Corp.	32,750	1,506,500
L-3 Communications Holdings, Inc.	21,630	1,521,238
Raytheon Co.	164,775	7,620,844
United Technologies Corp.	38,380	2,888,862

		19,974,889

Construction & Engineering – 0.5%
URS Corp.(a)	72,650	2,872,581

Electrical Equipment – 2.0%
AMETEK, Inc.	68,500	4,053,145
Emerson Electric Co.	92,160	5,075,251
Hubbell, Inc. – Class B	54,620	3,089,307

		12,217,703

Machinery – 1.9%
Dover Corp.	179,900	9,860,319
Joy Global, Inc.	19,355	1,477,174

		11,337,493

Road & Rail – 1.2%
Norfolk Southern Corp.	119,117	7,167,270

		53,569,936

Energy – 8.9%
Energy Equipment & Services – 1.4%
Helmerich & Payne, Inc.	64,200	2,912,112
Noble Corp.	45,020	1,527,078
Oceaneering International, Inc.(a)	52,905	3,655,736

		8,094,926

Oil, Gas & Consumable Fuels – 7.5%
BP PLC (Sponsored ADR)	267,200	10,688,000
Chevron Corp.	187,280	15,164,062
Devon Energy Corp.	21,600	1,524,312
Exxon Mobil Corp.	202,110	14,058,772
Occidental Petroleum Corp.	39,415	3,475,220

		44,910,366

		53,005,292

Information Technology – 8.4%
Communications Equipment – 0.3%
Cisco Systems, Inc.(a)	98,350	1,884,386

Computers & Peripherals – 1.2%
EMC Corp.(a)	69,725	1,498,390
Hewlett-Packard Co.	130,400	5,467,672

		6,966,062

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 2.3%
Amdocs Ltd.(a)	127,150	$3,305,900
International Business Machines Corp.	53,300	7,539,818
Teradata Corp.(a)	27,500	1,129,975
VeriFone Systems, Inc.(a)	45,428	1,578,623

		13,554,316

Semiconductors & Semiconductor Equipment – 0.8%
Intel Corp.	231,600	4,891,392

Software – 3.8%
Activision Blizzard, Inc.	266,955	3,134,052
Autodesk, Inc.(a)	31,935	1,126,986
Intuit, Inc.(a)	34,020	1,527,158
MICROS Systems, Inc.(a)	76,960	3,364,691
Microsoft Corp.	417,500	10,525,175
Oracle Corp.	110,150	2,978,456

		22,656,518

		49,952,674

Consumer Discretionary – 6.1%
Internet & Catalog Retail – 0.2%
Liberty Media Corp. – Interactive(a)	66,323	1,025,354

Leisure Equipment & Products – 0.1%
Mattel, Inc.(a)	23,081	596,413

Media – 4.2%
Comcast Corp. – Class A	561,315	11,226,300
Interpublic Group of Cos., Inc. (The)(a)	558,288	5,945,767
News Corp. – Class A	395,340	5,392,438
Time Warner, Inc.	94,015	2,772,502

		25,337,007

Multiline Retail – 1.0%
Kohl’s Corp.(a)	51,405	2,900,270
Target Corp.	52,050	2,963,727

		5,863,997

Specialty Retail – 0.6%
TJX Cos., Inc.	84,100	3,835,801

		36,658,572

Consumer Staples – 5.6%
Beverages – 0.6%
Molson Coors Brewing Co. – Class B	74,300	3,540,395

Food & Staples Retailing – 1.4%
Kroger Co. (The)	350,236	8,248,058

Food Products – 0.4%
ConAgra Foods, Inc.	108,915	2,339,494

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.4%
Kimberly-Clark Corp.	44,300	$2,741,727

Tobacco – 2.8%
Lorillard, Inc.	128,029	10,188,548
Philip Morris International, Inc.	110,300	6,274,967

		16,463,515

		33,333,189

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 3.4%
AT&T, Inc.	378,050	10,506,009
Qwest Communications International, Inc.	1,364,000	9,548,000

		20,054,009

Utilities – 1.1%
Gas Utilities – 0.6%
Energen Corp.	84,700	3,690,379

Multi-Utilities – 0.5%
DTE Energy Co.	72,000	3,207,600

		6,897,979

Total Common Stocks (cost $351,228,302)		391,438,936

	Principal Amount (000)
CORPORATES - INVESTMENT GRADES – 12.0%
Industrial – 5.9%
Basic – 1.1%
Alcoa, Inc. 6.75%, 7/15/18	$265	288,336
Anglo American Capital PLC 9.375%, 4/08/19(b)	400	553,509
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	345	362,327
ArcelorMittal 6.125%, 6/01/18	325	347,934
ArcelorMittal USA, Inc. 6.50%, 4/15/14	400	441,533
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	564	687,121
Dow Chemical Co. (The) 7.375%, 11/01/29	60	71,458
7.60%, 5/15/14	185	216,056
8.55%, 5/15/19	385	486,145

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Eastman Chemical Co. 5.50%, 11/15/19	$81	$87,656
International Paper Co. 7.95%, 6/15/18	490	594,246
PPG Industries, Inc. 5.75%, 3/15/13	545	595,180
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	695	827,425
Teck Resources Ltd. 6.00%, 8/15/40	32	33,439
Vale Inco Ltd. 7.75%, 5/15/12	734	791,838

		6,384,203

Capital Goods – 0.4%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)	61	64,969
Lafarge SA 6.15%, 7/15/11	629	650,475
Owens Corning 6.50%, 12/01/16	558	601,145
Republic Services, Inc. 5.25%, 11/15/21	218	239,429
5.50%, 9/15/19	328	367,340
Vulcan Materials Co. 5.60%, 11/30/12	625	663,536

		2,586,894

Communications - Media – 0.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	480	544,477
CBS Corp. 8.875%, 5/15/19	625	803,204
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	621,869
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14	240	259,469
News America Holdings, Inc. 9.25%, 2/01/13	150	174,166
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	290	377,701
RR Donnelley & Sons Co. 5.50%, 5/15/15	680	702,699
Time Warner Entertainment Co. LP 8.375%, 3/15/23	725	943,955
WPP Finance UK 8.00%, 9/15/14	630	740,269

		5,167,809

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.7%
America Movil SAB de CV 5.00%, 3/30/20	$600	$639,309
American Tower Corp. 5.05%, 9/01/20	430	442,974
British Telecommunications PLC 5.15%, 1/15/13	625	666,892
Embarq Corp. 7.082%, 6/01/16	644	726,050
Qwest Corp. 7.50%, 10/01/14	625	707,812
7.875%, 9/01/11	85	89,038
Telecom Italia Capital SA 6.175%, 6/18/14	545	590,076
Telus Corp. 8.00%, 6/01/11	164	169,388

		4,031,539

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 5.75%, 9/08/11	240	248,958
7.30%, 1/15/12	211	225,519
7.75%, 1/18/11	79	79,681
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	418	445,585
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)	456	481,934
Volvo Treasury AB 5.95%, 4/01/15(b)	497	550,256

		2,031,933

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.625%, 4/15/31	600	726,218
Viacom, Inc. 5.625%, 9/15/19	535	613,542

		1,339,760

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	255	307,934

Consumer Non-Cyclical – 0.6%
Ahold Finance USA LLC 6.875%, 5/01/29	535	606,062
Altria Group, Inc. 9.70%, 11/10/18	365	490,831
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	415	446,630

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	$590	$644,904
Delhaize Group SA 5.875%, 2/01/14	150	168,326
Fortune Brands, Inc. 3.00%, 6/01/12	305	311,232
4.875%, 12/01/13	355	374,120
Kraft Foods, Inc. 5.375%, 2/10/20	195	217,176
Newell Rubbermaid, Inc. 5.50%, 4/15/13	200	216,426
Whirlpool Corp. 8.60%, 5/01/14	75	88,137

		3,563,844

Energy – 0.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	540	576,216
6.45%, 9/15/36	190	184,182
Baker Hughes, Inc. 6.50%, 11/15/13	300	345,101
BP Capital Markets PLC 4.50%, 10/01/20	361	366,907
4.75%, 3/10/19	80	83,965
Hess Corp. 8.125%, 2/15/19	195	253,286
Marathon Oil Corp. 7.50%, 2/15/19	177	224,835
Nabors Industries, Inc. 9.25%, 1/15/19	465	591,553
Noble Energy, Inc. 8.25%, 3/01/19	430	555,126
Noble Holding International Ltd. 4.90%, 8/01/20	41	44,050
Valero Energy Corp. 6.125%, 2/01/20	452	488,962
6.875%, 4/15/12	65	69,523
Weatherford International Ltd. 5.15%, 3/15/13	325	345,667
9.625%, 3/01/19	280	360,868
Williams Cos., Inc. (The) 7.875%, 9/01/21	273	330,118

		4,820,359

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)	635	701,675

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Technology – 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20	$81	$85,228
Computer Sciences Corp. 5.50%, 3/15/13	465	500,001
Motorola, Inc. 6.50%, 9/01/25	535	570,400
7.50%, 5/15/25	90	104,011
Xerox Corp. 8.25%, 5/15/14	435	517,764

		1,777,404

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	627	667,131

Transportation - Railroads – 0.1%
CSX Corp. 5.50%, 8/01/13	280	309,305

Transportation - Services – 0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(b)	530	524,429
Aviation Capital Group 7.125%, 10/15/20(b)	192	196,989
Con-way, Inc. 6.70%, 5/01/34	404	390,110
Ryder System, Inc. 5.85%, 11/01/16	164	185,069
7.20%, 9/01/15	147	171,345

		1,467,942

		35,157,732

Financial Institutions – 4.7%
Banking – 2.0%
American Express Co. 7.25%, 5/20/14	270	310,735
Bank of America Corp. 5.625%, 7/01/20	920	924,895
BankAmerica Capital II Series 2 8.00%, 12/15/26	559	561,795
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	1,020	1,091,538
Citigroup, Inc. 5.50%, 4/11/13	575	616,340
8.50%, 5/22/19	675	826,538
Countrywide Financial Corp. 6.25%, 5/15/16	493	513,699
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	475	509,218

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

7.50%, 2/15/19	$400	$466,600
JPMorgan Chase & Co. 4.40%, 7/22/20	450	444,192
Lloyds TSB Bank PLC 4.375%, 1/12/15(b)	690	698,566
Macquarie Group Ltd. 4.875%, 8/10/17(b)	540	537,681
Morgan Stanley 5.50%, 7/24/20	820	839,140
6.625%, 4/01/18	390	426,188
Nationwide Building Society 6.25%, 2/25/20(b)	605	649,887
PNC Funding Corp. 5.125%, 2/08/20	190	202,935
Sovereign Bank 5.125%, 3/15/13	785	796,775
Union Bank NA 5.95%, 5/11/16	405	450,816
Wachovia Corp. 5.50%, 5/01/13	820	897,472

		11,765,010

Brokerage – 0.0%
Jefferies Group, Inc. 6.875%, 4/15/21	211	225,309

Finance – 0.5%
General Electric Capital Corp. 4.80%, 5/01/13	840	897,576
5.625%, 5/01/18	710	774,144
HSBC Finance Corp. 7.00%, 5/15/12	365	392,320
SLM Corp. Series A 5.375%, 1/15/13	815	827,225

		2,891,265

Insurance – 1.8%
Aetna, Inc. 6.00%, 6/15/16	190	220,855
Aflac, Inc. 3.45%, 8/15/15	85	88,008
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	165	188,821
American International Group 6.40%, 12/15/20	340	339,119
Assurant, Inc. 5.625%, 2/15/14	245	258,658
CIGNA Corp. 5.125%, 6/15/20	205	220,804

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

CNA Financial Corp. 5.85%, 12/15/14	$340	$364,536
Coventry Health Care, Inc. 5.95%, 3/15/17	130	131,431
6.125%, 1/15/15	55	57,983
6.30%, 8/15/14	415	438,595
Genworth Financial, Inc. 6.515%, 5/22/18	590	596,921
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)	315	364,231
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	120	122,100
5.50%, 3/30/20	555	565,784
Humana, Inc. 6.30%, 8/01/18	90	99,201
6.45%, 6/01/16	65	72,207
7.20%, 6/15/18	430	499,345
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	519	544,034
Lincoln National Corp. 8.75%, 7/01/19	172	216,706
Markel Corp. 7.125%, 9/30/19	261	293,322
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	345	461,929
Metlife Capital Trust IV 7.875%, 12/15/37(b)	260	277,550
MetLife, Inc. 4.75%, 2/08/21	115	119,511
7.717%, 2/15/19	158	196,270
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)	743	657,956
Principal Financial Group, Inc. 7.875%, 5/15/14	490	571,319
Prudential Financial, Inc. 5.15%, 1/15/13	520	557,172
8.875%, 6/15/38	250	287,500
UnitedHealth Group, Inc. 5.25%, 3/15/11	635	642,894
WellPoint, Inc. 5.25%, 1/15/16	425	478,184
XL Capital Ltd. 5.25%, 9/15/14	68	71,707
ZFS Finance USA Trust I 6.15%, 12/15/65(b)	500	496,250

		10,500,903

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15	$544	$560,020

REITS – 0.3%
ERP Operating LP 5.25%, 9/15/14	540	596,106
HCP, Inc. 5.95%, 9/15/11	660	683,669
Simon Property Group LP 4.375%, 3/01/21	560	573,207

		1,852,982

		27,795,489

Utility – 1.0%
Electric – 0.6%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)	640	662,637
Ameren Corp. 8.875%, 5/15/14	335	384,071
FirstEnergy Corp. Series B 6.45%, 11/15/11	46	48,112
Series C 7.375%, 11/15/31	395	419,967
FPL Group Capital, Inc. 6.65%, 6/15/67	700	691,250
Nisource Finance Corp. 6.80%, 1/15/19	665	773,644
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	385	422,380
Teco Finance, Inc. 4.00%, 3/15/16	135	140,787
5.15%, 3/15/20	160	171,258
Union Electric Co. 6.70%, 2/01/19	60	71,434

		3,785,540

Natural Gas – 0.3%
DCP Midstream LLC 5.35%, 3/15/20(b)	181	193,052
EQT Corp. 8.125%, 6/01/19	266	321,014
TransCanada PipeLines Ltd. 6.35%, 5/15/67	730	720,992
Williams Partners LP 5.25%, 3/15/20	293	313,754

		1,548,812

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Veolia Environnement 6.00%, 6/01/18	$555	$638,040

		5,972,392

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(b)	830	867,350
Petrobras International Finance Co. 5.75%, 1/20/20	960	1,036,667
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)	505	618,625

		2,522,642

Total Corporates - Investment Grades (cost $65,608,930)		71,448,255

MORTGAGE PASS-THRU’S – 6.0%
Agency Fixed Rate 30-Year – 5.6%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35	2,961	3,188,756
Series 2008 6.50%, 5/01/35	714	802,108
Federal National Mortgage Association 4.00%, TBA	3,670	3,723,684
6.00%, TBA	685	745,227
5.50%, 5/01/38-6/01/38	3,741	4,021,000
6.00%, 10/01/37-3/01/38	2,662	2,896,074
Series 2004 6.00%, 11/01/34	1,894	2,083,226
Series 2006 5.00%, 2/01/36	3,789	4,021,107
Series 2008 5.50%, 8/01/37	7,315	7,893,599
6.00%, 3/01/37-5/01/38	3,482	3,803,922

		33,178,703

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. Series 2006 5.922%, 1/01/37(c)	188	198,493
6.139%, 12/01/36(c)	135	142,913
Series 2007 6.01%, 2/01/37(c)	207	217,299
6.089%, 1/01/37(c)	111	117,417
Series 2009 3.362%, 4/01/36(d)	1,083	1,130,260

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2007 3.984%, 8/01/37(d)	$384	$404,731
5.938%, 2/01/37(c)	174	182,978

		2,394,091

Total Mortgage Pass-Thru’s (cost $34,183,672)		35,572,794

GOVERNMENTS - TREASURIES – 3.8%
United States – 3.8%
U.S. Treasury Bonds 4.50%, 2/15/36	3,980	4,300,267
4.625%, 2/15/40	1,525	1,665,587
U.S. Treasury Notes 2.125%, 5/31/15	5,885	6,099,685
3.625%, 2/15/20	10,160	10,978,357

Total Governments - Treasuries (cost $22,534,906)		23,043,896

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.5%
Non-Agency Fixed Rate CMBS – 3.4%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	1,510	1,574,935
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	1,230	1,270,019
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.468%, 4/10/37	360	329,625
Series 2007-GG11, Class A4 5.736%, 12/10/49	1,300	1,362,788
Series 2007-GG9, Class A4 5.444%, 3/10/39	1,070	1,119,101
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB16, Class A4 5.552%, 5/12/45	1,220	1,306,434
Series 2007-C1, Class A4 5.716%, 2/15/51	1,720	1,801,313
Series 2007-CB18, Class A4 5.44%, 6/12/47	1,735	1,823,135
Series 2007-LD11, Class A4 6.001%, 6/15/49	1,735	1,825,068

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38	$1,020	$1,078,385
Series 2007-C1, Class A4 5.424%, 2/15/40	1,700	1,795,099
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	1,805	1,888,689
Series 2006-4, Class AM 5.204%, 12/12/49	435	417,298
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4 5.509%, 4/15/47	1,730	1,769,325
Series 2007-C32, Class A3 5.933%, 6/15/49	693	714,765

		20,075,979

Agency CMBS – 0.1%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20	705	702,639

Total Commercial Mortgage-Backed Securities (cost $18,921,343)		20,778,618

AGENCIES – 3.4%
Agency Debentures – 3.4%
Federal Farm Credit Bank 0.263%, 11/13/12(c)	400	399,859
0.283%, 9/20/12(c)	400	400,056
0.273%, 10/12/12(c)	1,300	1,299,888
0.313%, 6/26/13(c)	2,700	2,700,105
0.303%, 4/26/13(c)	9,475	9,474,972
Federal National Mortgage Association 0.283%, 9/17/12-10/18/12(c)	1,205	1,205,086
6.25%, 5/15/29	3,706	4,634,901

Total Agencies (cost $19,751,528)		20,114,867

CORPORATES - NON-INVESTMENT GRADES – 1.3%
Industrial – 0.8%
Basic – 0.1%
Georgia-Pacific LLC 5.40%, 11/01/20(b)	78	77,172

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)	$315	$348,075
United States Steel Corp. 5.65%, 6/01/13	414	431,595

		856,842

Capital Goods – 0.1%
Case New Holland, Inc. 7.875%, 12/01/17(b)	166	183,015
Textron Financial Corp. 5.40%, 4/28/13	103	107,582

		290,597

Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18(b)	77	79,695
8.125%, 4/30/20(b)	26	27,300
CSC Holdings LLC 8.50%, 4/15/14	245	268,582
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14	209	224,936
Univision Communications, Inc. 12.00%, 7/01/14(b)	63	68,276

		668,789

Communications - Telecommunications – 0.0%
Windstream Corp. 7.875%, 11/01/17	170	178,500

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 7.45%, 7/16/31	220	236,500

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 6.00%, 12/01/16	428	446,300

Consumer Cyclical - Retailers – 0.1%
JC Penney Co., Inc. 5.65%, 6/01/20	435	419,775

Consumer Non-Cyclical – 0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15	235	245,281
HCA, Inc. 7.875%, 2/15/20	185	196,794
8.50%, 4/15/19	65	70,850

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Mylan, Inc. 7.625%, 7/15/17(b)	$35	$37,100
7.875%, 7/15/20(b)	185	197,256
Universal Health Services, Inc. 7.125%, 6/30/16	410	449,902

		1,197,183

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17	285	282,150

		4,576,636

Financial Institutions – 0.3%
Banking – 0.0%
Regions Financial Corp. 6.375%, 5/15/12	70	67,900

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(e)	845	182,731

Insurance – 0.2%
ING Capital Funding TR III 8.439%, 12/31/10	555	505,050
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	520	514,800
XL Capital Ltd. Series E 6.50%, 4/15/17	355	302,638

		1,322,488

		1,573,119

Utility – 0.2%
Electric – 0.2%
AES Corp. (The) 7.75%, 3/01/14-10/15/15	250	265,000
CMS Energy Corp. 8.75%, 6/15/19	205	245,324
Dynegy Holdings, Inc. 8.375%, 5/01/16	395	288,350
Edison Mission Energy 7.00%, 5/15/17	215	168,775
NRG Energy, Inc. 7.25%, 2/01/14	365	372,300
RRI Energy, Inc. 7.625%, 6/15/14	145	145,000

		1,484,749

Total Corporates - Non-Investment Grades (cost $8,221,766)		7,634,504

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Floating Rate – 0.5%
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.633%, 3/20/36(c)	$2,680	$1,494,974
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.363%, 11/25/36(c)	955	746,276
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.383%, 4/25/37(c)	1,203	1,025,773
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.613%, 3/25/37(c)(f)	930	9,636

		3,276,659

Credit Cards - Floating Rate – 0.2%
Discover Card Master Trust Series 2010-A1, Class A1 0.903%, 9/15/15(c)	244	245,036
Series 2009-A1, Class A1 1.553%, 12/15/14(c)	265	268,690
Series 2009-A2, Class A 1.553%, 2/17/15(c)	230	233,550
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.313%, 6/15/15(c)	240	238,641

		985,917

Other ABS - Fixed Rate – 0.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	433	431,682

Total Asset-Backed Securities (cost $7,185,373)		4,694,258

	Shares
PREFERRED STOCKS – 0.5%
Industrial – 0.2%
Communications - Telecommunications – 0.2%
Centaur Funding Corp. 9.08%(b)	1,200	1,320,000

Utility – 0.2%
Other Utility – 0.2%
DTE Energy Trust I 7.80%	45,000	1,191,600

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Institutions – 0.1%
Finance – 0.1%
Citigroup Capital XII 8.50%	9,000	$238,941

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	18,050	9,747
Federal National Mortgage Association 8.25%	26,650	13,725

		23,472

Total Preferred Stocks (cost $3,914,591)		2,774,013

	Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Brazil – 0.1%
Republic of Brazil 8.25%, 1/20/34	$405	556,875

Peru – 0.2%
Republic of Peru 8.75%, 11/21/33	839	1,191,380

Poland – 0.1%
Poland Government International Bond 3.875%, 7/16/15	427	428,067
6.375%, 7/15/19	100	110,500

		538,567

Total Governments - Sovereign Bonds (cost $2,014,541)		2,286,822

INFLATION-LINKED SECURITIES – 0.4%
United States – 0.4%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $2,140,384)	2,077	2,196,898

QUASI-SOVEREIGNS – 0.3%
Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)	605	670,566

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Russia – 0.1%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)	$655	$651,725

Kazakhstan – 0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(b)	301	306,267

Total Quasi-Sovereigns (cost $1,544,009)		1,628,558

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California 7.625%, 3/01/40 (cost $581,976)	570	590,543

EMERGING MARKETS - CORPORATE BONDS – 0.0%
Industrial – 0.0%
Energy – 0.0%
Ecopetrol SA 7.625%, 7/23/19 (cost $217,295)	218	259,965

CMOs – 0.0%
Non-Agency Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 0.563%, 4/25/47(c)(f) (cost $778,914)	780	2,240

	Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.17%(g) (cost $16,442,388)	16,442,388	16,442,388

Total Investments – 100.8% (cost $555,269,918)		600,907,555
Other assets less liabilities – (0.8)%		(4,506,183)

Net Assets – 100.0%		$596,401,372

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the aggregate market value of these securities amounted to $16,642,104 or 2.8% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at November 30, 2010.

(d)	Variable rate coupon, rate shown as of November 30, 2010.

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of November 30, 2010, the fund’s total exposure to subprime investments was 0.55% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOS – Collateralized Mortgage Obligations

FHLMC – Federal Home Loan Mortgage Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $538,827,530)	$584,465,167
Affiliated issuers (cost $16,442,388)	16,442,388
Receivable for investment securities sold	5,111,522
Interest and dividends receivable	2,714,591
Receivable for capital stock sold	2,089,462

Total assets	610,823,130

Liabilities
Payable for investment securities purchased	11,056,253
Payable for capital stock redeemed	2,297,754
Advisory fee payable	250,997
Distribution fee payable	231,606
Transfer Agent fee payable	56,782
Administrative fee payable	24,554
Accrued expenses and other liabilities	503,812

Total liabilities	14,421,758

Net Assets	$596,401,372

Composition of Net Assets
Capital stock, at par	$422,083
Additional paid-in capital	665,438,849
Undistributed net investment income	2,123,263
Accumulated net realized loss on investment transactions	(117,220,460)
Net unrealized appreciation on investments	45,637,637

$596,401,372

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$399,687,347	27,827,097	$14.36	*

B	$78,887,687	5,862,889	$13.46

C	$75,020,885	5,541,789	$13.54

Advisor	$32,205,443	2,236,568	$14.40

R	$6,391,020	446,496	$14.31

K	$2,820,082	196,725	$14.34

I	$1,388,908	96,722	$14.36

*	The maximum offering price per share for Class A shares was $15.00 which reflects a sales charge of 4.25%.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2010

Investment Income
Interest	$10,553,554
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $13,727)	9,227,720
Affiliated issuers	18,673	$19,799,947

Expenses
Advisory fee (see Note B)	3,271,567
Distribution fee—Class A	1,270,367
Distribution fee—Class B	977,393
Distribution fee—Class C	792,112
Distribution fee—Class R	32,390
Distribution fee—Class K	8,645
Transfer agency—Class A	940,917
Transfer agency—Class B	261,320
Transfer agency—Class C	183,478
Transfer agency—Advisor Class	87,757
Transfer agency—Class R	16,843
Transfer agency—Class K	6,916
Transfer agency—Class I	498
Printing	321,509
Custodian	205,110
Registration fees	118,835
Administrative	82,804
Legal	59,932
Audit	52,865
Directors’ fees	51,912
Miscellaneous	51,596

Total expenses		8,794,766

Net investment income		11,005,181

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		51,906,296
Net change in unrealized appreciation/depreciation of investments		(5,517,527)

Net gain on investment transactions		46,388,769

Net Increase in Net Assets from Operations		$57,393,950

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2010	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,005,181	$15,694,511
Net realized gain (loss) on investment transactions	51,906,296	(77,544,459)
Net change in unrealized appreciation/depreciation of investments	(5,517,527)	221,914,904

Net increase in net assets from operations	57,393,950	160,064,956
Dividends to Shareholders from
Net investment income
Class A	(8,768,192)	(10,906,053)
Class B	(1,411,534)	(2,619,342)
Class C	(1,072,271)	(1,470,168)
Advisor Class	(1,013,673)	(1,410,239)
Class R	(112,220)	(130,574)
Class K	(69,847)	(128,205)
Class I	(49,346)	(493,163)
Capital Stock Transactions
Net decrease	(204,084,816)	(158,605,119)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	169	62,038

Total decrease	(159,187,780)	(15,635,869)
Net Assets
Beginning of period	755,589,152	771,225,021

End of period (including undistributed net investment income of $2,123,263 and $3,402,840, respectively)	$596,401,372	$755,589,152

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$391,438,936	$—	$—	$391,438,936
Corporates – Investment Grades	—	71,448,255	—	71,448,255
Mortgage Pass-Thru’s	—	35,572,794	—	35,572,794
Governments – Treasuries	—	23,043,896	—	23,043,896
Commercial Mortgage-Backed Securities	—	10,989,715	9,788,903	20,778,618
Agencies	—	20,114,867	—	20,114,867
Corporates – Non-Investment Grades	—	7,634,504	—	7,634,504
Asset-Backed Securities	—	985,917	3,708,341	4,694,258
Preferred Stocks	1,454,013	1,320,000	—	2,774,013
Governments – Sovereign Bonds	—	2,286,822	—	2,286,822
Inflation-Linked Securities	—	2,196,898	—	2,196,898
Quasi-Sovereigns	—	1,628,558	—	1,628,558
Local Governments – Municipal Bonds	—	590,543	—	590,543
Emerging Markets – Corporate Bonds	—	259,965	—	259,965
CMOs	—	—	2,240	2,240
Short-Term Investments	16,442,388	—	—	16,442,388

Total Investments in Securities	409,335,337	178,072,734	13,499,484	600,907,555
Other Financial Instruments*	—	—	—	—

Total	$409,335,337	$178,072,734	$13,499,484	$600,907,555

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between level of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades	Commercial Mortgage- Backed Securities	Corporates - Non-Investment Grades
Balance as of 11/30/09	$2,690,163	$3,825,123	$317,772
Accrued discounts/(premiums)	7,351	146,532	(203)
Realized gain (loss)	113,399	—	—
Change in unrealized appreciation/depreciation	50,186	1,808,871	30,506
Net purchases (sales)	(929,539)	—	—
Transfers in to Level 3	—	4,008,377	—
Transfers out of Level 3	(1,931,560)	—	(348,075)

Balance as of 11/30/10	$—	$9,788,903	$—

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/10*	$—	$1,808,871	$—

	Asset- Backed Securities	Governments - Sovereign Bonds	Quasi- Sovereigns
Balance as of 11/30/09	$3,664,821	$2,427,500	$2,486,000
Accrued discounts/(premiums)	451	(121)	2,505
Realized gain (loss)	(1,666,998)	264,909	138,573
Change in unrealized appreciation/depreciation	3,249,426	(220,205)	(133,688)
Net purchases (sales)	(1,539,359)	(1,804,708)	(1,841,665)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	(667,375)	(651,725)

Balance as of 11/30/10	$3,708,341	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/10*	$964,213	$—	$—

	CMOs	Total
Balance as of 11/30/09	$58,316	$15,469,695
Accrued discounts/(premiums)	30	156,545
Realized gain (loss)	706	(1,149,411)
Change in unrealized appreciation/depreciation	(836)	4,784,260
Net purchases (sales)	(55,976)	(6,171,247)
Transfers in to Level 3	—	4,008,377
Transfers out of Level 3	—	(3,598,735)

Balance as of 11/30/10	$2,240	$13,499,484

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/10*	$(689)	$2,772,395

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2010, such fee amounted to $82,804.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $587,259 for the year ended November 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,977 from the sale of Class A shares and received $5,302, $34,350 and $1,578 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2010.

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2010 (000)	Dividend Income (000)
$ 24,643	$215,332	$223,533	$16,442	$19

Brokerage commissions paid on investment transactions for the year ended November 30, 2010 amounted to $563,203, of which $6,192 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,778,073, $3,024,031, $340,756, and $220,085 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$324,304,676	$499,918,003
U.S. government securities	125,172,547	131,101,270

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$556,966,441

Gross unrealized appreciation	$62,707,226
Gross unrealized depreciation	(18,766,112)

Net unrealized appreciation	$43,941,114

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivatives transactions for the year ended November 30, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended November 30, 2010, the Fund earned drop income of $21,394 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009

Class A
Shares sold	3,005,453	4,570,762	$41,255,282	$53,286,824

Shares issued in reinvestment of dividends	585,431	857,964	7,995,863	10,019,458

Shares converted from Class B	2,212,323	2,529,323	30,261,890	30,540,226

Shares redeemed	(13,835,974)	(13,040,621)	(191,477,287)	(151,960,151)

Net decrease	(8,032,767)	(5,082,572)	$(111,964,252)	$(58,113,643)

Class B
Shares sold	175,580	460,951	$2,273,481	$4,968,544

Shares issued in reinvestment of dividends	101,547	221,588	1,299,091	2,418,173

Shares converted to Class A	(2,358,179)	(2,693,798)	(30,261,890)	(30,540,226)

Shares redeemed	(1,732,799)	(3,268,874)	(22,335,933)	(35,840,896)

Net decrease	(3,813,851)	(5,280,133)	$(49,025,251)	$(58,994,405)

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009

Class C
Shares sold	261,094	668,517	$3,405,795	$7,415,255

Shares issued in reinvestment of dividends	70,877	114,440	912,451	1,261,223

Shares redeemed	(1,430,069)	(1,987,907)	(18,549,031)	(21,881,703)

Net decrease	(1,098,098)	(1,204,950)	$(14,230,785)	$(13,205,225)

Advisor Class
Shares sold	487,652	633,400	$6,677,813	$7,497,507

Shares issued in reinvestment of dividends	71,712	117,663	981,076	1,376,725

Shares redeemed	(2,485,367)	(1,259,184)	(34,180,180)	(14,739,002)

Net decrease	(1,926,003)	(508,121)	$(26,521,291)	$(5,864,770)

Class R
Shares sold	119,629	120,378	$1,646,259	$1,411,661

Shares issued in reinvestment of dividends	8,378	11,137	114,100	129,787

Shares redeemed	(178,043)	(156,954)	(2,432,040)	(1,820,260)

Net decrease	(50,036)	(25,439)	$(671,681)	$(278,812)

Class K
Shares sold	77,798	81,445	$1,049,415	$952,055

Shares issued in reinvestment of dividends	5,122	11,141	69,846	128,203

Shares redeemed	(138,280)	(333,387)	(1,895,002)	(3,975,671)

Net decrease	(55,360)	(240,801)	$(775,741)	$(2,895,413)

Class I
Shares sold	7,425	101,243	$102,795	$1,168,877

Shares issued in reinvestment of dividends	3,613	42,623	49,345	493,161

Shares redeemed	(74,204)	(1,650,935)	(1,047,955)	(20,914,889)

Net decrease	(63,166)	(1,507,069)	$(895,815)	$(19,252,851)

For the years ended November 30, 2010 and November 30, 2009, the Fund received $169 and $62,038, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$12,497,083	$17,157,744

Total taxable distributions	12,497,083	17,157,744

Total distributions paid	$12,497,083	$17,157,744

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,123,266
Accumulated capital and other losses	(115,523,934	)(a)
Unrealized appreciation/(depreciation)	43,941,114	(b)

Total accumulated earnings/(deficit)	$(69,459,554)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $115,523,934 of which $38,741,280 expires in the year 2016 and $76,782,654 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $46,479,435

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to paydown gain/loss reclassification and consent fee reclassification resulted in a net increase in undistributed net investment income and a corresponding net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE I

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Fund’s independent registered public accounting firm for the 2010 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended November 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 5, 2010, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.43	$ 11.06	$ 18.28	$ 18.29	$ 17.60

Income From Investment Operations
Net investment income(a)	.25	.27	.34	.38	.34
Net realized and unrealized gain (loss) on investment transactions	.95	2.39	(5.85)	.46	1.61
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.20	2.66	(5.51)	.87	1.95

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.29)	(.36)	(.39)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.27)	(.29)	(1.71)	(.88)	(1.26)

Net asset value, end of period	$ 14.36	$ 13.43	$ 11.06	$ 18.28	$ 18.29

Total Return
Total investment return based on net asset value(c)	9.04	%*	24.43	%*	(33.06	)%*	4.82	%*	11.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$399,687	$481,427	$452,619	$956,157	$972,991
Ratio to average net assets of:
Expenses	1.14	%(d)	1.08%	.97%	.92%	.88	%(d)
Net investment income	1.83	%(d)	2.30%	2.30%	2.10%	2.00	%(d)
Portfolio turnover rate	69%	111%	118%	66%	52%

See footnote summary on page 55.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.59	$ 10.39	$ 17.27	$ 17.32	$ 16.74

Income From Investment Operations
Net investment income(a)	.14	.17	.22	.23	.20
Net realized and unrealized gain (loss) on investment transactions	.90	2.23	(5.51)	.43	1.52
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.04	2.40	(5.29)	.69	1.72

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.20)	(.24)	(.25)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.17)	(.20)	(1.59)	(.74)	(1.14)

Net asset value, end of period	$ 13.46	$ 12.59	$ 10.39	$ 17.27	$ 17.32

Total Return
Total investment return based on net asset value(c)	8.34	%*	23.41	%*	(33.56	)%*	4.06	%*	10.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,888	$121,871	$155,339	$360,548	$478,595
Ratio to average net assets of:
Expenses	1.90	%(d)	1.85%	1.72%	1.67%	1.62	%(d)
Net investment income	1.07	%(d)	1.53%	1.54%	1.34%	1.24	%(d)
Portfolio turnover rate	69%	111%	118%	66%	52%

See footnote summary on page 55.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.67	$ 10.44	$ 17.35	$ 17.40	$ 16.80

Income From Investment Operations
Net investment income(a)	.14	.18	.22	.24	.21
Net realized and unrealized gain (loss) on investment transactions	.90	2.25	(5.54)	.42	1.53
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.04	2.43	(5.32)	.69	1.74

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.20)	(.24)	(.25)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.17)	(.20)	(1.59)	(.74)	(1.14)

Net asset value, end of period	$ 13.54	$ 12.67	$ 10.44	$ 17.35	$ 17.40

Total Return
Total investment return based on net asset value(c)	8.29	%*	23.59	%*	(33.58	)%*	4.04	%*	11.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,021	$84,098	$81,907	$168,496	$176,454
Ratio to average net assets of:
Expenses	1.86	%(d)	1.81%	1.70%	1.66%	1.61	%(d)
Net investment income	1.10	%(d)	1.57%	1.58%	1.36%	1.27	%(d)
Portfolio turnover rate	69%	111%	118%	66%	52%

See footnote summary on page 55.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.46	$ 11.08	$ 18.32	$ 18.33	$ 17.64

Income From Investment Operations
Net investment income(a)	.29	.31	.39	.44	.39
Net realized and unrealized gain (loss) on investment transactions	.96	2.39	(5.87)	.45	1.61
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.25	2.70	(5.48)	.92	2.00

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.32)	(.41)	(.44)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.31)	(.32)	(1.76)	(.93)	(1.31)

Net asset value, end of period	$ 14.40	$ 13.46	$ 11.08	$ 18.32	$ 18.33

Total Return
Total investment return based on net asset value(c)	9.41	%*	24.84	%*	(32.89	)%*	5.11	%*	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,205	$56,024	$51,761	$91,198	$107,657
Ratio to average net assets of:
Expenses	.84	%(d)	.79%	.68%	.63%	.60	%(d)
Net investment income	2.12	%(d)	2.59%	2.61%	2.38%	2.28	%(d)
Portfolio turnover rate	69%	111%	118%	66%	52%

See footnote summary on page 55.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.38	$ 11.02	$ 18.23	$ 18.25	$ 17.58

Income From Investment Operations
Net investment income(a)	.21	.24	.31	.34	.30
Net realized and unrealized gain (loss) on investment transactions	.96	2.38	(5.85)	.43	1.58
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.17	2.62	(5.54)	.80	1.88

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.26)	(.32)	(.33)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.24)	(.26)	(1.67)	(.82)	(1.21)

Net asset value, end of period	$ 14.31	$ 13.38	$ 11.02	$ 18.23	$ 18.25

Total Return
Total investment return based on net asset value(c)	8.81	%*	24.15	%*	(33.27	)%*	4.47	%*	11.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,391	$6,645	$5,753	$8,432	$3,197
Ratio to average net assets of:
Expenses	1.39	%(d)	1.32%	1.25%	1.24%	1.22	%(d)
Net investment income	1.57	%(d)	2.06%	2.06%	1.83%	1.72	%(d)
Portfolio turnover rate	69%	111%	118%	66%	52%

See footnote summary on page 55.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.40	$ 11.03	$ 18.24	$ 18.28	$ 17.60

Income From Investment Operations
Net investment income(a)	.26	.28	.35	.42	.65
Net realized and unrealized gain (loss) on investment transactions	.95	2.38	(5.85)	.40	1.29†
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.21	2.66	(5.50)	.85	1.94

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.29)	(.36)	(.40)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.27)	(.29)	(1.71)	(.89)	(1.26)

Net asset value, end of period	$ 14.34	$ 13.40	$ 11.03	$ 18.24	$ 18.28

Total Return
Total investment return based on net asset value(c)	9.18	%*	24.57	%*	(33.07	)%*	4.74	%*	11.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,820	$3,378	$5,437	$7,715	$285
Ratio to average net assets of:
Expenses	1.09	%(d)	1.02%	.97%	.93%	.91	%(d)
Net investment income	1.88	%(d)	2.37%	2.35%	2.14%	2.15	%(d)
Portfolio turnover rate	69%	111%	118%	66%	52%

See footnote summary on page 55.

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.42	$ 11.04	$ 18.26	$ 18.27	$ 17.60

Income From Investment Operations
Net investment income(a)	.32	.33	.42	.44	.39
Net realized and unrealized gain (loss) on investment transactions	.95	2.39	(5.87)	.45	1.60
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.27	2.72	(5.45)	.92	1.99

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.34)	(.42)	(.44)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.33)	(.34)	(1.77)	(.93)	(1.32)

Net asset value, end of period	$ 14.36	$ 13.42	$ 11.04	$ 18.26	$ 18.27

Total Return
Total investment return based on net asset value(c)	9.64	%*	25.09	%*	(32.84	)%*	5.12	%*	12.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,389	$2,146	$18,409	$2,748	$3,968
Ratio to average net assets of:
Expenses	.66	%(d)	.69%	.62%	.60%	.59	%(d)
Net investment income	2.30	%(d)	2.69%	2.72%	2.40%	2.28	%(d)
Portfolio turnover rate	69%	111%	118%	66%	52%

See footnote summary on page 55.

54	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2010, November 30, 2009, November 30, 2008 and November 30, 2007 by 0.20%, 0.27%, 0.05% and 0.13%, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	55

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Balanced Shares, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Shares, Inc. (the “Fund”), as of November 30, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2009 and the financial highlights for each of the periods presented prior to December 1, 2009 were audited by other auditors whose report dated January 26, 2010 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares, Inc. at November 30, 2010, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2011

56	• ALLIANCEBERNSTEIN BALANCED SHARES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2010. For corporate shareholders, 67.47% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 45.92% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2010, the Fund designates $8,463,316 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

Tax Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Balanced Shares Fund (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors, and the fifth item of business, changes to the fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. With respect to the fourth item of business, to amend and restate the charter of the Fund, an insufficient number of required outstanding shares were voted in favor of the proposal and, therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	23,024,498	1,600,778
Michael J. Downey	23,029,135	1,596,142
William H. Foulk, Jr.	22,989,524	1,635,753
D. James Guzy	23,003,403	1,621,872
Nancy P. Jacklin	23,041,605	1,583,671
Robert M. Keith	23,056,385	1,568,891
Garry L. Moody	23,030,929	1,594,347
Marshall C. Turner	23,044,294	1,580,982
Earl D. Weiner	23,015,371	1,609,905

	Voted For	Voted Against	Abstained	Non-Broker Votes
4. Approve the amendment and restatement of the Fund’s Charter, which would repeal in its entirety all currently existing charter provisions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Proxy Statement as Appendix C.	16,536,660	1,058,339	1,547,178	5,483,099

5. Approve the Amendment of the Fund’s fundamental policy regarding commodities.	16,518,911	1,148,729	1,474,538	5,483,099

58	• ALLIANCEBERNSTEIN BALANCED SHARES

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Paul J. DeNoon(2), Vice President

Vincent DuPont, Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice  President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Investment Grade Core Fixed-Income Team. Mr. Frank Caruso is the investment professional responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Paul DeNoon, Shawn Keegan, Douglas Peebles and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

ALLIANCEBERNSTEIN BALANCED SHARES •	59

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

60	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, + Chairman of the Board 78 (1992)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (1992)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

ALLIANCEBERNSTEIN BALANCED SHARES •	61

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

62	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

ALLIANCEBERNSTEIN BALANCED SHARES •	63

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

64	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

ALLIANCEBERNSTEIN BALANCED SHARES •	65

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Paul J. DeNoon 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Vincent DuPont 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Shawn E. Keegan 39	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Joran Laird 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Alison M. Martier 54	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Douglas J. Peebles 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Greg J. Wilensky 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

ALLIANCEBERNSTEIN BALANCED SHARES •	67

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

68	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	69

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 03/31/10 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$737.1	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $98,250 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Balanced Shares, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.79 1.08 1.85 1.81 1.32 1.02 0.69	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

70	• ALLIANCEBERNSTEIN BALANCED SHARES

than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN BALANCED SHARES •	71

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.5 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.480	0.603	2/10

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

5	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

72	• ALLIANCEBERNSTEIN BALANCED SHARES

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.10

Fund	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	1.084	1.183	3/10	1.236	12/56

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

11	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN BALANCED SHARES •	73

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,634, $3,537,144 and $75,667 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $693,142 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

74	• ALLIANCEBERNSTEIN BALANCED SHARES

liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BALANCED SHARES •	75

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2010.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.1	30.25	30.39	10/10	109/116
3 year	-5.33	-4.49	-3.54	7/10	81/99
5 year	0.32	1.38	1.97	8/9	71/81
10 year	3.65	1.78	1.78	2/7	8/51

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)20 versus its benchmark.21

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Shares, Inc.	21.10	-5.33	0.32	3.65	8.86
60% Russell 1000 Value Index / 40% Barclays Capital Aggregate Bond Index	22.45	-3.30	2.13	4.47	N/A
Russell 1000 Value Index	31.44	-10.20	-0.46	2.52	N/A
Barclays Capital U.S. Aggregate Index	8.51	6.60	5.16	6.53	N/A
Inception Date: June 8, 1932

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns shown in the table are for the Class A shares of the Fund.

21	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

76	• ALLIANCEBERNSTEIN BALANCED SHARES

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

ALLIANCEBERNSTEIN BALANCED SHARES •	77

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real-Asset Strategy*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

78	• ALLIANCEBERNSTEIN BALANCED SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	79

NOTES

80	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	81

NOTES

82	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	83

NOTES

84	• ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0151-1110

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms, KPMG LLP in 2009 and Ernst & Young in 2010, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Shares	2009	$33,132	$—	$18,025
	2010	$32,500	$—	$16,971

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent auditors. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Shares	2009	$177,274	$18,025
			$—
			$(18,025)
	2010	$809,986	$144,686
			$(127,715)
			$(16,971)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	January 28, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	January 28, 2011